UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 30, 2009
(Date of earliest event reported)
TLC Vision Corporation
(Exact name of registrant as specified in its charter)

New Brunswick, Canada (State or other jurisdiction of incorporation)	000-29302 (Commission File Number)	980151150 (IRS Employer Identification Number)

5280 Solar Drive, Suite 100, Mississauga, Ontario (Address of principal executive offices)	L4W 5M8 (Zip Code)
636-534-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On November 30, 2009, TLC Vision Corporation issued a press release regarding listing review initiated by the Toronto Stock Exchange, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1	Press Release of TLC Vision Corporation dated November 30, 2009 (regarding listing review initiated by the Toronto Stock Exchange)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2009	TLC VISION CORPORATION
	By:	/s/ James J. Hyland
James J. Hyland
VP Investor Relations

Exhibit Index

Exhibit No.	Description

99.1	Press Release of TLC Vision Corporation dated November 30, 2009 (regarding listing review initiated by the Toronto Stock Exchange)